UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

CNS RESPONSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26285	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Enterprise, Suite 410 Aliso Viejo, CA	92656
(Address of principal executive offices)	(Zip Code)

(949) 420-4400

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

CNS RESPONSE, INC. (“the Company”) was notified that, effective August 1, 2013, Cacciamatta Accountancy Corporation (“CAC”) merged into Anton and Chia, LLP (“AnC”). Pursuant to the terms of the merger agreement by and among CAC and AnC (the “Merger Agreement”), CAC contributed all of its assets and certain liabilities to AnC resulting in AnC assuming CAC’s engagement letter with the registrant and becoming the registrant’s new independent accounting firm. As of the date of this Current Report on Form 8-K, AnC is registered with the Public Company Accounting Oversight Board (“PCAOB”). Further, AnC has not previously performed any work for the Company and is independent.

CAC’s audit reports on the Company’s consolidated financial statements as of and for the years ended September 30, 2012 and September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that their opinions expressed uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s years ended September 30, 2012 and September 30, 2011 and the subsequent interim periods through March 31, 2013, there were no disagreements with CAC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to CAC’s satisfaction, would have caused CAC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

During the Company’s years ended September 30, 2012 and September 30, 2011, and the subsequent interim period through March 31, 2013, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CAC a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that CAC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in their Item 4.01.  A copy of CAC’s letter, dated August 12, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Cacciamatta Accountancy Corporation to Securities and Exchange Commission, dated August 12, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS RESONSE, INC.

Dated: August 12, 2013	By:	/s/ Paul Buck
Paul Buck Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Cacciamatta Accountancy Corporation to Securities and Exchange Commission, dated August 12, 2013

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